BLACKROCK FUNDSSM

BlackRock International Opportunities Portfolio

(the “Fund”)

SUPPLEMENT DATED JUNE 18, 2012 TO THE

SUMMARY PROSPECTUS DATED JANUARY 30, 2012

Effective immediately, the Fund’s summary prospectus is hereby amended to provide that Thomas Callan, Ian Jamieson and Nigel Hart will serve as co-portfolio managers of the Fund. The following change is made to the summary prospectus:

The section entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	1999	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2011	Managing Director of BlackRock, Inc.
Nigel Hart, CFA	2012	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-IO-0612SUP